UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021

Cushman & Wakefield plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices, including zip code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Underwriting Agreement

On August 11, 2021, Cushman & Wakefield plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as the underwriters (the “Underwriters”), and the selling shareholders named therein (the “Selling Shareholders”). The Underwriting Agreement relates to an underwritten public offering by the Selling Shareholders of an aggregate of 12,500,000 of the Company’s ordinary shares, nominal value $0.10 per share (the “Shares”). Under the terms of the Underwriting Agreement, the Selling Shareholders granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,875,000 ordinary shares (the “Option Shares”). The offering of the Shares and Option Shares was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-234624) filed with the Securities and Exchange Commission. The Company did not receive any proceeds from the sale of the Shares by the Selling Shareholders.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Shareholders and also provides for customary indemnification by each of the Company, the Selling Shareholders and the Underwriters against certain liabilities. The assertions embodied in the representations, warranties and covenants were made solely for purposes of the Underwriting Agreement and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating its terms. Therefore, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release

On August 11, 2021, the Company issued a press release announcing the offering of the Shares. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 11, 2021, by and among Cushman & Wakefield plc, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and the Selling Shareholders named therein.

99.1	Press release announcing offering of shares, dated August 11, 2021.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s Registration Statement on Form S-3 (File No. 333-234624).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2021	CUSHMAN & WAKEFIELD PLC

	By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Executive Vice President, General Counsel and Corporate Secretary